UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2007

IMAGE SENSING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-26056	41-1519168
(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104

(Address of Principal Executive Offices, Including Zip Code)

(651) 603-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 13, 2007, the Board of Directors of Image Sensing Systems, Inc. (the “Company”) amended Article VII, Sections 1 and 2 of the Company’s Bylaws (the “Bylaws”) to expressly provide for the issuance of uncertificated shares. Under amendments to Rule 4350(l) of The Nasdaq Marketplace Rules, which will be effective on January 1, 2008, issuers are required to be eligible for a direct registration program, which permits an investor’s ownership to be recorded and maintained on the books of the issuer or its transfer agent without the issuance of a physical stock certificate.

Article VII, Sections 1 and 2 of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.  The following document is hereby filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

3.1	Article VII, Sections 1 and 2 of the Company’s Bylaws, as amended to date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date: July 25, 2007.

By	/s/ Gregory R. L. Smith
Gregory R. L. Smith
Chief Financial Officer
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Article VII, Sections 1 and 2 of the Company’s Bylaws, as amended to date.

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